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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2006

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                        1-09848                06-1153720
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                  File No.)           Identification No.)

         9510 Ormsby Station Road, Suite 300
                 Louisville, Kentucky                           40223
        (Address of principal executive offices)              (Zip Code)

                                 (502) 891-1000
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

         On December 22, 2006, Almost Family, Inc. (the "Registrant"), announced a change in the record date and payable date for the previously announced two-for-one stock split effected in the form of a dividend on the Company's Common Stock. As revised, shares of the Common Stock will be issued on January 12, 2007, to all stockholders of record as of the close of business on January 5, 2007. For more information, see the Company's press release, dated December 22, 2006, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

      (d)  Exhibits.

      Exhibit 99.1 -- Press Release dated December 22, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  ALMOST FAMILY, INC.


Date: December 22, 2006                           By  /s/ C. Steven Guenthner
                                                      -------------------------
                                                      C. Steven Guenthner
                                                      Senior Vice President and
                                                      Chief Financial Officer